SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2016

Derma Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31070	23-2328753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

214 Carnegie Center, Suite 300

Princeton, NJ 08540

(609) 514-4744

(Address including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 (the “Amendment”) amends the Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “SEC”) by Derma Sciences, Inc. (the “Company”) on August 11, 2016 (the “Original 8-K”), as amended by Amendment No. 1 to the Original 8-K filed with the SEC on October 21, 2016, which relates to the acquisition of BioD, LLC (“BioD”) by the Company and DP Merger Sub One, LLC (“Merger Sub”), its wholly owned subsidiary, completed on August 5, 2016. The Company is amending Item 9.01(d) (Exhibits) to replace the Agreement and Plan of Merger by and among the Company, Merger Sub, BioD and Cynthia Weatherly, dated July 27, 2016 (the “Exhibit”), filed as Exhibit 2.1 to the Original 8-K. The Company has limited redactions in the Exhibit in response to comments received from the staff of the SEC to the Company’s Confidential Treatment Request filed separately with the SEC. Exhibit 2.1 to this Amendment includes the revised Exhibit and replaces Exhibit 2.1 of the Original 8-K in its entirety. No modification or update is otherwise made to any other disclosures or exhibits in the Original 8-K, nor does this Amendment reflect any events occurring after the date of the Original 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*‡	Agreement and Plan of Merger, dated July 27, 2016†

10.1	Form of Stock Purchase Agreement, dated July 27, 2016 (previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on August 11, 2016)

23.1	Consent of BDO USA, LLP, Independent Auditors (previously filed as Exhibit 23.1 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on October 21, 2016)

99.1	Press Release, dated July 28, 2016 (previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on August 1, 2016)

99.2	Audited consolidated financial statements of BioD, LLC and subsidiaries as of December 31, 2015 and 2014 and for each of the years then ended, and the notes related thereto (previously filed as Exhibit 99.2 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on October 21, 2016)

99.3	Unaudited consolidated financial statements of BioD, LLC and subsidiaries as of June 30, 2016 and for the six month periods ended June 30, 2016 and 2015 and the notes related thereto (previously filed as Exhibit 99.3 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on October 21, 2016)

99.4	Unaudited pro forma consolidated balance sheet as of June 30, 2016 of Derma Sciences, Inc. and BioD, LLC and unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2016 of Derma Sciences, Inc. and BioD, LLC and the notes related thereto (previously filed as Exhibit 99.4 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on October 21, 2016)

*	All schedules (and similar attachments) to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish a supplemental copy of any omitted schedule to the SEC.
‡	Filed herewith.
†	Portions of this exhibit have been redacted and are subject to a Confidential Treatment Request filed with the Secretary of the SEC pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DERMA SCIENCES, INC.

By:	/s/ Glenn G. Coleman
Glenn G. Coleman
Vice President, Treasurer and Assistant Secretary

March 7, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1*‡	Agreement and Plan of Merger, dated July 27, 2016†

10.1	Form of Stock Purchase Agreement, dated July 27, 2016 (previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on August 11, 2016)

23.1	Consent of BDO USA, LLP, Independent Auditors (previously filed as Exhibit 23.1 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on October 21, 2016)

99.1	Press Release, dated July 28, 2016 (previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on August 1, 2016)

99.2	Audited consolidated financial statements of BioD, LLC and subsidiaries as of December 31, 2015 and 2014 and for each of the years then ended, and the notes related thereto (previously filed as Exhibit 99.2 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on October 21, 2016)

99.3	Unaudited consolidated financial statements of BioD, LLC and subsidiaries as of June 30, 2016 and for the six month periods ended June 30, 2016 and 2015 and the notes related thereto (previously filed as Exhibit 99.3 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on October 21, 2016)

99.4	Unaudited pro forma consolidated balance sheet as of June 30, 2016 of Derma Sciences, Inc. and BioD, LLC and unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and the six months ended June 30, 2016 of Derma Sciences, Inc. and BioD, LLC and the notes related thereto (previously filed as Exhibit 99.4 to the Current Report on Form 8-K filed by Derma Sciences, Inc. with the SEC on October 21, 2016)

*	All schedules (and similar attachments) to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish a supplemental copy of any omitted schedule to the SEC.
‡	Filed herewith.
†	Portions of this exhibit have been redacted and are subject to a Confidential Treatment Request filed with the Secretary of the SEC pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.